Roundhill Video Games ETF
Schedule of Investments
September 30, 2025 (Unaudited)

COMMON STOCKS - 100.1%		Shares	Value
Internet - 1.9%
NCSoft Corp.		2,413	$371,482
Wemade Co. Ltd. (a)		7,477	142,020
			513,502

Software - 82.6%(b)
Boyaa Interactive International Ltd.		170,000	145,957
Capcom Co. Ltd.		32,800	893,485
CD Projekt SA		8,062	601,119
Com2uS Corp.		3,520	91,697
DeNA Co. Ltd.		16,600	260,715
Electronic Arts, Inc. (c)		8,718	1,758,421
Embracer Group AB (a)		27,946	309,616
Everplay Group PLC		29,629	151,177
GungHo Online Entertainment, Inc.		11,100	203,383
HUYA, Inc. - ADR		43,527	144,945
IGG, Inc. (a)		245,000	141,702
International Games System Co. Ltd.		22,597	583,498
Kakao Games Corp. (a)		15,231	169,456
Kingsoft Corp. Ltd.		121,400	540,187
Koei Tecmo Holdings Co. Ltd.		34,100	444,476
Konami Group Corp.		7,600	1,098,690
Krafton, Inc. (a)		3,425	714,025
MIXI, Inc.		10,800	232,549
Modern Times Group MTG AB - Class B (a)		18,501	216,777
NetDragon Websoft Holdings Ltd.		82,000	163,148
NetEase, Inc. - ADR		18,514	2,813,943
Netmarble Corp. (d)		9,157	402,685
Nexon Co. Ltd.		47,000	1,033,341
Paradox Interactive AB		14,566	271,028
Pearl Abyss Corp. (a)		9,158	231,390
Playtika Holding Corp.		58,617	228,020
ROBLOX Corp. - Class A (a)		19,645	2,721,225
Sega Sammy Holdings, Inc.		20,600	434,639
SHIFT UP Corp. (a)		8,568	250,680
Square Enix Holdings Co. Ltd.		28,500	614,057
Take-Two Interactive Software, Inc. (a)		6,863	1,773,125
Tanwan, Inc. (a)		97,600	183,398
Ubisoft Entertainment SA (a)		20,110	230,008
Unity Software, Inc. (a)(c)		24,073	963,883
XD, Inc. (a)		48,400	505,437
			21,521,882

Toys/Games/Hobbies - 15.6%
Bandai Namco Holdings, Inc.		33,200	1,107,154
Nintendo Co. Ltd.		34,100	2,956,634
			4,063,788
TOTAL COMMON STOCKS (Cost $19,964,211)			26,099,172

SHORT-TERM INVESTMENTS
INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 5.4%		Units	Value
Mount Vernon Liquid Assets Portfolio, LLC, 4.27%(e)		1,395,166	1,395,166
TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING (Cost $1,395,166)			1,395,166

MONEY MARKET FUNDS - 0.3%		Shares	Value
First American Government Obligations Fund - Class X, 4.05%(e)		87,771	87,771
TOTAL MONEY MARKET FUNDS (Cost $87,771)			87,771

TOTAL INVESTMENTS - 105.8% (Cost $21,447,148)			27,582,109
Liabilities in Excess of Other Assets - (5.8)%			(1,521,476)
TOTAL NET ASSETS - 100.0%	0.0%	0.0%	$26,060,633
two			–%
Percentages are stated as a percent of net assets.			–%

ADR - American Depositary Receipt
LLC - Limited Liability Company
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	All or a portion of this security is on loan as of September 30, 2025. The fair value of these securities was $1,306,312.
(d)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2025, the value of these securities total $402,685 or 1.5% of the Fund’s net assets.

(e)	The rate shown represents the 7-day annualized yield as of September 30, 2025.

Summary of Fair Value Disclosure as of September 30, 2025 (Unaudited)

Roundhill Video Games ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2025:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$26,099,172	$–	$–	$26,099,172
Investments Purchased with Proceeds from Securities Lending(a)	–	–	–	1,395,166
Money Market Funds	87,771	–	–	87,771
Total Investments	$26,186,943	$–	$–	$27,582,109

Refer to the Schedule of Investments for further disaggregation of investment categories.

(a)
Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amount of $1,395,166 presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts listed in the Schedule of Investments.

Allocation of Portfolio Holdings by Country as of September 30, 2025
(% of Net Assets)

Japan	$9,279,123	35.7%
United States	8,699,591	33.3
China	4,150,469	16.0
South Korea	2,373,435	9.1
Sweden	797,421	3.0
Poland	601,119	2.3
Taiwan	583,498	2.2
Cayman Islands	346,546	1.3
France	230,008	0.9
Israel	228,020	0.9
United Kingdom	151,177	0.6
Singapore	141,702	0.5
Liabilities in Excess of Other Assets	(1,521,476)	(5.8)
	$26,060,633	100.0%